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                                 EXHIBIT 10.15

Letter Waiver dated as of February 24, 1998 to the Amended and Restated Credit Agreement between the Registrant and Banque Nationale de Paris.



                                  LETTER WAIVER


                                           Dated as of February 28, 1998



To the parties to the Credit Agreement
     referred to below

Ladies and Gentlemen:

                   We refer to the Amended and Restated Credit Agreement dated as of July 14, 1995 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement") among Penda Corporation (the "Borrower"), the lenders parties thereto (the "Lenders") and Banque National De Paris, New York Branch, as agent (the "Agent"). Capitalized terms used but not defined in this letter waiver have the same meanings as specified in the Credit Agreement.

                  We hereby request that, with respect to Sections 5.04(b) and
(c) of the Credit Agreement, you waive (a) the requirements thereof solely for the Four Fiscal Quarter Period ending on or about December 31, 1997, and (b) for purposes of calculating compliance therewith, for each of the Four Fiscal Quarter Periods ending on or about March 31, 1998, June 30, 1998 and September 30, 1998, the requirement that such calculation be based on the prior four Fiscal Quarters, but in lieu thereof permit such calculations to be made based on the actual number of days elapsed from January 1, 1998 to the end of each such Period.

                   This letter waiver shall become effective as of the date first above written when, and only when the Agent shall have received counterparts of this letter waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this letter waiver. This letter waiver is subject to the provisions of
Section 8.01 of the Credit Agreement.

                   The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the letter waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this letter waiver shall not, except as expressly provided herein, operate as a letter waiver of any right, power or remedy of any Lender party or the Agent under any of the Loan Documents, nor constitute a letter waiver of any provision of any of the Loan Documents.

                   If you agree to the terms and provisions of this letter waiver, please evidence such agreement by executing and returning at least one counterpart of this letter waiver to Liam Toohey at Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 by March ,1998.

                   This letter waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same letter waiver. Delivery of an executed counterpart of a signature page to this letter waiver by telecopier shall be effective as delivery of a manually executed counterpart of this letter waiver.



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                  This letter waiver shall be governed by, and construed in
accordance with, the laws of the State of New York.

                                                Very truly yours,



                                                PENDA CORPORATION

                                                By______________________________
                                                     Title:



Agreed as of the date first above written:

BANQUE NATIONAL DE PARIS, as Agent and Lender



By_______________________________________
     Title:



By_______________________________________
     Title:



FIRSTAR BANK MILWAUKEE, N.A.



By_______________________________________
    Title:



                                     CONSENT



                                            Dated as of February __, 1998


                  The undersigned, Tri-Glas Corporation, an Alabama corporation, as Guarantor under the Subsidiaries Guaranty dated July 15, 1995 (the "Guaranty") in favor of the Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Waiver, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Waiver, and (b) the Collateral Documents to which such Grantor is a party and all of the



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Collateral described therein do, and shall continue to, secure the payment of al of the Secured Obligations (in each case, as defined therein).


                                            TRI-GLAS CORPORATION


                                            By__________________________________
                                            Title:





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